UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DYNATEM, INC. (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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October 3, 2003

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Dynatem, Inc., which will be held at 23263 Madero, Suite C, Mission Viejo, California 9269l, at l0:00 A.M. on Wednesday, October 22, 2003.

At the meeting, you will be asked to elect the Company’s Board of Directors for the ensuing year, and to ratify the appointment of Squar Milner Reehl & Williamson, LLP as the Company’s independent certified public accountants. The Board of Directors of the Company urges you to vote FOR both proposals.

Although you may presently plan to attend the meeting, please indicate on the enclosed proxy card your vote on the matters presented and sign, date and return the proxy card in the enclosed postage paid envelope. If you do attend the meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Michael Horan

President & Chief

Executive Officer

DYNATEM, INC.

23263 Madero, Suite C

Mission Viejo, California 92691

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

October 22, 2003

To the Shareholders of Dynatem, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of DYNATEM, INC., a California corporation (the “Company”), will be held on Wednesday, October 22, 2003, at 10:00 A.M. at the Company’s principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691, for the following purposes:

1.    To elect eight directors;

2.    To ratify the appointment of Squar Milner Reehl & Williamson, LLP as the Company’s independent certified public accountants; and

3.    To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on September 26, 2003, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournment thereof.

Holders of a majority of the outstanding shares of the Company’s common stock must be present either in person or by proxy in order for the meeting to be held. The proxy is revocable at any time and will not affect your right to vote in person if you attend the Annual Meeting.

By Order of the Board of Directors,

Eileen DeSwert,

Secretary

Mission Viejo, California

October 3, 2003

WHETHER OR NOT YOU ATTEND THE SHAREHOLDERS’ MEETING, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AT YOUR EARLIEST CONVENIENCE.

DYNATEM, INC.

ANNUAL MEETING OF SHAREHOLDERS

October 22, 2003

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors of DYNATEM, INC. (the “Company”) is soliciting the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held on Friday, October 22, 2003, 10:00 A.M. at the Company’s principal office, located at 23263 Madero, Suite C, Mission Viejo, California 92691 (the “Annual Meeting”). Whether or not you plan to attend the Annual Meeting, you are requested to date, sign and return the attached proxy to the Company as promptly as possible in the enclosed envelope. The shares of the Company’s common stock (the “Common Stock”) represented by proxies will be voted in accordance with the Board of Director’s recommendations unless the proxy indicates otherwise. Any shareholder giving a proxy may revoke it at any time prior to its use by filing with the Secretary of the Company a written revocation or a proxy bearing a later date, or by voting in person at the Annual Meeting. The cost of the solicitation of the proxies will be paid by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers and employees of the Company may solicit proxies personally, or by other appropriate custodians, nominees or fiduciaries holding shares of Common Stock in their names for others, to send proxy materials and to obtain proxies from their principals and the Company will reimburse them for their expenses in doing so.

The approximate date on which this proxy statement and the form of proxy is first being sent or given to the Company’s shareholders is October 3, 2003.

The Company’s Annual Report for the fiscal year ended May 31, 2003, is being mailed concurrently with this proxy statement. Brokerage houses, custodians, nominees and others may obtain additional copies of the Annual Report, Form 10-KSB or this proxy statement by request to the Company.

The address of the Company’s principal executive office is 23263 Madero, Suite C, Mission Viejo, California 92691.

VOTING RIGHTS

Shareholders of Common Stock of record at the close of business on September 26, 2003, are entitled to notice of, and to vote at, the Annual Meeting. As of September 26, 2003, there were 1,549,892 shares of Common Stock outstanding, all of one class, all of which are entitled to be voted at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of Common Stock outstanding on September 26, 2003, will constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining a quorum, but are not considered as having voted for purposes of determining the outcome of a vote.

Each share of Common Stock is entitled to one vote; provided, however, that, shareholders are entitled to cumulative voting in the election of directors. As provided by the

Company’s Bylaws and by California law, in electing directors no shareholder shall be entitled to accumulate his votes (i.e., cast for any one candidate a number of votes greater than the number of such shareholder’s shares of Common Stock) unless the candidate’s name has been placed in nomination by a shareholder present at the Annual Meeting prior to the commencement of the voting and at least one shareholder has given notice prior to the commencement of voting of his intention to accumulate votes. If any shareholder has given such notice, then each shareholder may accumulate his votes and give to one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which his shares of Common Stock are entitled, or may distribute his votes on the same principle among as many candidates as he may desire. Regardless of whether the shares of Common Stock are voted cumulatively, the candidates receiving the highest number of votes, up to the number of directors to be elected, shall be elected. Unless otherwise instructed, the shares represented by proxies to management will be voted in the discretion of management so as to elect the maximum number of management nominees which may be elected by cumulative voting (if applicable).

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth information regarding beneficial ownership of shares of Common Stock as of September 26, 2003, by (i) all persons known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock, (ii) each director and nominee for director and all named executive officers, and (iii) all current executive officers and directors as a group. Persons named in the following table have sole voting and investment powers with respect to all shares shown as beneficially owned by them, subject to community property laws where applicable and other information contained in the footnotes to the table. Information with respect to beneficial ownership is based upon the Company’s Common Stock records and data supplied to the Company by its shareholders.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Michael Horan c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	110,053	(4)	7.10%

Eileen DeSwert c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	712,166		45.97%

Harry Cavanaugh c/o Ditek, Inc. P.O. Box 104 Westford, VT 05494	40,000	(2)	2.58%

Robert E. Anslow c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	19,500	(3)	1.26%

Costis Toregas c/o Public Technology, Inc. 1301 Pennsylvania Ave., N.W. Washington, D.C. 20004	10,000	(2)	0.65%

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Richard Jackson c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA. 92691	10,000	(2)	0.65%

Charles Spear c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	48,500	(2)	3.13%

H. Richard Anderson c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	10,000	(2)	0.65%

Belen Ramos c/o Dynatem, Inc. 23263 Madero, Suite C Mission Viejo, CA 92691	58,278	(1)	3.76%

Executive Officers and Directors as a group (9 persons)	1,018,497		65.74%

(1)	Includes 27,500 shares which are issuable upon the exercise of outstanding stock options.
(2)	Includes 10,000 shares which are issuable upon the exercise of outstanding stock options.
(3)	Includes 12,500 shares which are issuable upon the exercise of outstanding stock options.
(4)	Includes 27,500 shares which are issuable upon the exercise of outstanding stock options.
(5)	Includes 220,000 shares which are issuable upon the exercise of outstanding stock options.

ELECTION OF DIRECTORS

(Proposal Number 1)

Eight directors, constituting the entire Board of Directors, are to be elected to hold office until the next annual meeting and until their successors are duly elected and qualified. Unless otherwise directed, the proxy holders will vote all proxies with a view toward the election of the following nominees, all of whom are currently members of the Company’s Board of Directors. If any of the persons named below is unable to serve or for good cause will not serve, the proxy will be voted for such other person or persons as the Board of Directors may recommend.

Information Concerning Nominees for Director

The Nominees for Director of the Company are as follows:

Name	Age	Position
Michael Horan	53	President, Chief Executive Officer and Director

Eileen DeSwert	55	Executive Vice President, Corporate Secretary and Director

Name	Age	Position
Robert Anslow	71	Chairman of the Board, Director

Costis Toregas	56	Director

Harry Cavanaugh	82	Director

Richard Jackson	79	Director

Charles Spear	60	Director

H. Richard Anderson	59	Director

Michael Horan was elected President and Chief Executive Officer in November of 2001. He has been a Director since June 2000, and has been with the Company since 1983, serving as National Sales Manager from 1983 until 1989 at which time he became Vice President of Sales and Marketing.

Eileen DeSwert has been Vice-President and Corporate Secretary since November 2001 and a Director of the Company since August 1981. She was President and Chief Executive Officer from March 1988 to November 2001.

Robert E. Anslow has been a Director of the Company since September 16, 1988. He was elected Chairman of the Board on November 10, 2000. In February 2001, he joined Dynatem to coordinate engineering and manufacturing operations. Prior to joining Dynatem’s staff, he was Engineering Director of Sensortronics, Inc., a precision transducer manufacturer. He was President of JP Technologies, Inc., a manufacturer of strain gages and precision foil resistors from 1993-1998 when he joined JP Tech’s new parent, Sensortronics.

Harry Cavanaugh has been a Director of the Company since April 1987 and was Chairman of the Board from that time until November 2000. Since 1970, he has been the President of Ditek Inc., a management assistance company.

Costis Toregas has been a Director of the Company since March 1988. He is currently the President of Public Technology Inc., a public interest corporation, where he has held various positions since 1971.

Charles Spear has been a Director of the Company since January 1997. He is Chairman of the Board of Spear, Inc., a privately held financial services company. From April 1995 until February 1996, he was Director and Chief Financial Officer of Smith Micro Software, Inc. From April 1983 until December 1992, Mr. Spear was Chairman of the Board, President and Chief Financial Officer of Spear Financial Services, Inc., a public company which he founded. From May 1981 until April 1983, he was Chief Operating Officer of Trading Company of the West, a partnership operating Pacific Stock Exchange specialist posts. From 1968 until 1981, Mr. Spear was employed by The First National Bank of Chicago, most recently as Vice President. Mr. Spear is admitted to the practice of law in Illinois. He is a member of the Board of Directors of several privately held companies.

Richard Jackson has been a Director of the Company since October 18, 1991. He previously was the president of Consultant for Corporate Communications, founded in 1970 to provide corporate and investor relations communication services to public corporations.

H. Richard Anderson has been a Director of the Company since March 13, 1998. Since October 1976, he held various management positions in the marketing, business planning and development, product line management and engineering functions of Conexant Corporation and its predecessor, the semiconductor business unit of Rockwell International. From 1974 to 1976, he was Manager of Minicomputer Engineering with NCR. From 1971 to 1974, he held various international marketing, product planning and development management positions with the Monroe Company. From 1969 to 1971, he was a software engineer for Univac at Bell Labs. From 1967 to 1969 he developed engineering design software General Dynamics. He is currently Director of Program Management & Technology Planning at Conexant Systems, Inc.

Directors of the Company serve one-year terms until their successors are elected and qualified. Officers of the Company are appointed annually by the Board of Directors. Mr. Horan is the brother of Eileen DeSwert, an executive officer of the Company.

Compensation of Directors; Meetings and Attendance

Each non-employee director receives a fee of $500 for each meeting of the Board of Directors attended. In addition, directors are reimbursed for reasonable travel expenses incurred in connection with attendance at such meetings. Directors are also entitled to participate in the Company’s Stock Option Plans. During the fiscal year ended May 31, 2003, three meetings of the Board of Directors were held. No director attended fewer than 75% of the total number of meetings of the Board and Committees on which such director served.

Board Committees

The Board does not have any standing nominating or compensation committees.

The Board of Directors has established an Audit Committee, which is currently composed of Messrs. Cavanaugh and Toregas. The Audit Committee retains the Company’s independent accountants, reviews the arrangements for and the scope of the audit by the Company’s independent accountants and reviews their independence and oversees generally the integrity and quality of the Company’s financial accounting and reporting practices and its system of internal accounting controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

Audit Committee Report

The Audit Committee held three (3) meetings during fiscal year 2003. The financial statements of the Company for fiscal year ended May 31, 2003, have been examined by Squar Milner Reehl & Williamson, LLP, the Company’s independent auditors. The Audit Committee has appointed Squar Milner Reehl & Williamson, LLP as the Company’s independent auditors for the fiscal year ending May 31, 2004.

The Audit Committee hereby reports as follows:

(1)	The Audit Committee has reviewed and discussed the audited financial statements with management and the independent auditors;

(2)	The Audit Committee has discussed with Squar Milner Reehl & Williamson, LLP, the Company’s independent auditors for fiscal year 2003, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, modified or supplemented;

(3)	The Audit Committee has received the written disclosure and letter from Squar Milner Reehl & Williamson, LLP, required by Independence

Standards Board Standard No. 1 and has discussed with Squar Milner Reehl & Williamson, LLP, their independence; and

(4)	In reliance on the foregoing reviews and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended May 31, 2003, for filing with the Securities and Exchange Commission.

The following table sets forth the fees paid by the Company for professional services rendered by Squar Milner Reehl & Williamson, LLP, for the audit of the annual financial statements for fiscal years 2003 and 2002 and fees billed for other services rendered by Squar Milner Reehl & Williamson, LLP:

	2003	2002
Audit Fees	$15,000	$13,000
Audit Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$0	$0

Executive Officers

Set forth below is certain information concerning the executive officers of the Company. For information concerning Michael Horan, the President and Chief Executive Officer of the Company, see “Information Concerning Nominees for Director” above.

Belen Ramos, 59, has been Chief Financial Officer of the Company since October 1987. She had been Chief Accountant for the Company since 1984.

Eileen DeSwert has been Vice-President and Corporate Secretary since November 2001 and a Director of the Company since August 1981. She was President and Chief Executive Officer from March 1988 to November 2001.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers, directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes of ownership of the Company’s Common Stock with the Securities and Exchange Commission. Such persons are required to furnish the Company with copies all Section 16(a) reports which they file.

Based solely upon its review of these filings and written representations from certain of the Company’s executive officers and directors that no other reports were required, the Company believes that its directors, reporting officers and greater than ten percent shareholders complied with all these filing requirements during and with respect to the fiscal year ended May 31, 2003.

Compensation of Executive Officers

Summary Compensation Table.    The following table sets forth certain information concerning the compensation of Michael Horan for each of the Company’s last three fiscal years.

Summary Compensation Table

Michael Horan

Fiscal Year	Salary	Bonus ($)	Other Annual Compensation	Awards Options/SAR’s
2003	$100,009	$13,636	-0-
2002	$99,904	$13,265	-0-
2001	$80,164	$3,511	-0-

Mr. Horan was the only person who served as an executive officer of the Company at the end of Fiscal 2003 and who received a total salary and bonus in excess of $100,000.

Option Grants in Fiscal 2003.    No options were granted to Mr. Horan during the fiscal year ended May 31, 2003.

Option Exercises and Year-End Option Values.    The following table sets forth certain information concerning the value of unexercised stock options held by Mr. Horan at May 31, 2003:

Michael Horan:

Aggregated Option/SAR Exercises in Last Fiscal Year

and FY-End Option/SAR Value

Number of Securities Underlying Unexercised	Value of Unexercised In-the-Money
Options/SARs at FY-End (#)	Options/SARs at FY-End ($)
-0-	-0-

Shares Acquired On Exercise (#)	Value Realized ($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable
-0-	-0-	27,500/0	0/0

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth as of May 31, 2003, information on the Company’s equity Compensation plans in effect as of that date:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	253,850	$0.30	35,000
Equity compensation plans not approved by security holders	N/A	N/A	N/A

(1)	Net of 25,000 options exercised during fiscal year 2003.

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

(Proposal Number 2)

The firm of Squar Milner Reehl & Williamson, LLP independent certified public accountants, has been the Company’s independent public accountants since March 2002, was selected by the Board of Directors to serve as independent public accountants for the fiscal year ending May 31, 2003, and has been selected by the Audit Committee of the Board of Directors to serve as independent public accountants for the fiscal year ending May 31, 2004. Representatives of Squar Milner Reehl & Williamson, LLP are expected to be present at the Annual Meeting and will be given an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions during the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF SQUAR MILNER REEHL & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTANTS.

FINANCIAL INFORMATION

The Company’s Annual Report for the fiscal year ended May 31, 2003, is being mailed with this Proxy Statement. Such Annual Report is not incorporated in this Proxy Statement and is not considered a part of the proxy soliciting materials.

THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2003, INCLUDING FINANCIAL STATEMENTS AND A LIST OF EXHIBITS, TO ANY PERSON FROM WHOM THE ACCOMPANYING PROXY IS SOLICITED. REQUESTS SHOULD BE DIRECTED TO THE COMPANY’S SECRETARY, EILEEN DESWERT, AT DYNATEM, INC., 23263 MADERO, SUITE C, MISSION VIEJO, CALIFORNIA 92691.

SHAREHOLDER PROPOSALS FOR 2004

In order to be considered for inclusion in the Company’s proxy statement and form of proxy relating to the Company’s Annual Meeting of Shareholders to be held in 2004, proposals by the shareholders intended to be presented at such Annual Meeting must be received by the Company no later than May 18, 2004. Also, any shareholder proposal received by the Company after August 20, 2004, will be considered untimely for the purposes of the proxy to be solicited by the Company.

OTHER MATTERS

The Board of Directors knows of no business other than that described herein which will be presented for consideration and action by the shareholders at the Annual Meeting. If, however, any other business shall properly come before the Annual Meeting, shares of Common Stock represented by proxies will be voted in accordance with the best judgment of the proxy holders or their substitutes.

By Order of the Board of Directors

Eileen DeSwert

Secretary

October 3, 2003

Mission Viejo, California

PROXY SOLICITED BY BOARD OF DIRECTORS
[DYNATEM LOGO]	The undersigned hereby constitutes and appoints EILEEN DESWERT and MICHAEL HORAN, each of them, with full power of substitution, attorneys and proxies to represent and vote all shares of the Common Stock of DYNATEM, INC., (the “Company”) which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held at 23263 Madero, Suite C, Mission Viejo, California 92691 on Wednesday, October 22, 2003, at 10:00 A.M. or any adjournment thereof, in the following manner.

1. ELECTION OF DIRECTORS	☐	FOR all nominees listed below. (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY To vote for all nominees listed below

E. DeSwert , H. Cavanaugh, C. Toregas, R. Anslow, R. Jackson, C. Spear, R. Anderson, M. Horan

INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below.

2. RATIFICATION OF APPOINTMENT OF SQUAR, MILNER, REEHL AND WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. IN ACCORDANCE WITH THEIR BEST JUDGEMENT with respect to any other matters which may properly come before the meeting.

(continued on the reverse side)

WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS NOT KNOWN BY THE DESIGNATED INDIVIDUALS AT THE TIME THIS PROXY IS SOLICITED WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PROXY HOLDER WILL VOTE FOR SUCH OTHER PERSON OR PERSONS AS THE BOARD OF DIRECTORS MAY RECOMMEND.

Please date and sign exactly as your name or names appear hereon. If more than one owner, all should sign. When signing as attorney, executor, administrator, trustee or guardian, give your full title as such. If the signature is a corporation or partnership, sign the full corporate or partnership name by a duly authorized officer or partner.

DATED: 2003
Signature
Signature

PLEASE PROMPTLY COMPLETE, DATE, SIGN, AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE